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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 21, 2002

                          Storage Computer Corporation
         ---------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


           DELAWARE                       1-13616                 02-045093
  -------------------------------  -----------------------  --------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)



             11 Riverside Street, Nashua, NH                      03062-1373
   --------------------------------------------------         ------------------
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (603) 880-3005


                                 Not Applicable
                           --------------------------
       (Registrant's Name or Former Address, if Change Since Last Report)

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Item 5. Other Events.

On August 21, 2002 the High Court, London, United Kingdom rendered and announced its decision in our infringement case against Hitachi Data Systems Limited, in reference to our two European issued patents: EP (UK) 0,294,287 and EP (UK) 0,539,494. The High Court found in favor of Hitachi and in connection with such announcement the Company issued a press release summarizing the High Court's decision, a copy of which press release is attached hereto as Exhibit 99.1




Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     99.1   Press Release Dated August 21, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 21, 2002                       STORAGE COMPUTER CORPORATION



                                            By: /s/ Peter N. Hood
                                                --------------------------
                                            Name:  Peter N. Hood
                                            Title: Chief Financial Officer